UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 22, 2018

Ekso Bionics Holdings, Inc.

(Exact Name of Registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Harbour Way South, Suite 1201

Richmond, California 94804

(Address of principal executive offices, including zip code)

(510) 984-1761

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2018, the Compensation Committee of the board of directors (the “Committee”) of Ekso Bionics Holdings, Inc. (the “Company”) approved the payment of bonuses to the Company’s employees, including the payment of discretionary bonuses to the Company’s named executive officers pursuant to the terms of the Company’s 2017 short term incentive plan (the “STIP”), for their performance during the fiscal year ended December 31, 2017.

As permitted by the STIP, the Committee apportioned the bonus payments to the named executive officers of the Company between cash payments and immediately-vested stock grants under the Company’s Amended and Restated 2014 Stock Incentive Plan (the “2014 Plan”), except with respect to Thomas Looby, the Company’s former President and Chief Executive Officer, who, as previously announced, received a lump sum cash bonus payment pursuant to the terms of his separation agreement. Accordingly, on March 22, 2018, the following immediately-vested stock grants were issued to the named executive officers listed below under the 2014 Plan:

NEO	Number of Shares Granted
Maximilian Scheder-Bieschin	57,325
Gregory Devault	22,632
Russelll DeLonzor	24,369
Russdon Angold	10,319

All compensation for the named executive officers for the fiscal year ended December 31, 2017, including the compensation disclosed above, will be reported by the Company in the Summary Compensation Table in the Company’s proxy statement relating to the Company’s 2018 Annual Meeting of Shareholders (“Proxy Statement”), to be filed with the Securities and Exchange Commission (“SEC”) no later than 120 days after December 31, 2017.

Item 8.01	Other Events.

As of today, the Company will use its Twitter account (@EksoBionics) from time to time to post material information about the Company and its business, affairs, operations and financial conditions. Shareholders are advised to follow the Company’s Twitter account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ Maximilian Scheder-Bieschin
Name:	Maximilian Scheder-Bieschin
Title:	Chief Financial Officer

Dated: March 28, 2018